November 28, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            November 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 November 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            November 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 November 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          November 28, 2003



By: 		  __________________________________
Name:          /s/ Matt Pechulis
Title:         Vice President & Assistant Secretary



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:                   10-Nov-03
Determination Date:                14-Nov-03
Monthly Payment Date:              17-Nov-03
Collection Period Ending:          31-Oct-03

I.   COLLECTION ACCOUNT SUMMARY
    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                 9,281,931.54
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     137,202.79
     Current Monthly Interest Shortfall/Excess                                                                          -13,684.35
     Recoup of Collection Expenses                                                                                        4,850.00
     Amount of Withdrawal, if any, from Reserve Account                                                                       0.00
     Purchase Amounts for Repurchased Receivables                                                                             0.00

    TOTAL AVAILABLE FUNDS                                                                                             9,410,299.98

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                     1,730,399.97
     Amount of Interest Payments Received During the Collection Period                                                1,744,084.32
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                           -13,684.35

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%        7,500,025.52
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                7,500,025.52
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                 0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal           0.00
     Reserve Account Investment Earnings                                                                                  5,265.61
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance          -5,265.61
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            7,500,025.52
     Total Ending Reserve Balance                                                                                     7,500,025.52

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                       1,744,084.32
     Scheduled Principal Payments Received                                                                            2,291,054.48
     Principal Prepayments Received                                                                                   5,246,792.74
     Total Interest and Principal Payments Received                                                                   9,281,931.54

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    145,729.29
     minus  Reasonable Expenses                                                                                           8,526.50
     Net Liquidation Proceeds                                                                                           137,202.79
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                      137,202.79

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                             0.00
     Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                             9,419,134.33
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                            237,718,500.91
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
    SERVICING FEE AMOUNT                                                                                                 99,049.38

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                          1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                          1,000,003,402.96
     Pool Balance as of Preceding Accounting Date                                                                   237,718,500.91
     Pool Balance as of the Current Accounting Date                                                                 229,573,882.55
     Age of Pool in Months                                                                                                      56

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                         235,341,315.90
     Aggregate Note Balance as of Current Accounting Date                                                           227,278,143.72

b)
          Current Month      Number of Loans             Principal Balance           Percentage
     30-59 Days Delinquent         47                       1,203,398.11               0.524%
     60-89 Days Delinquent         23                       1,254,574.61               0.546%
     90-119 Days Delinquent        10                        526,619.57                0.229%
     120+ Days Delinquent           0                           0.00                   0.000%
     Defaults for Current Per      14                        606,771.14                0.264%
     Cumulative Defaults          1079                     42,378,221.63               4.238%
     Cumulative Recoveries                                 17,455,882.31               1.746%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                      606,771.14
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.061%
     Preceding Realized Losses                                                                                          595,968.50
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                     0.060%
     Second Preceding Realized Losses                                                                                   504,939.34
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                              0.050%
     Cumulative Realized Losses                                                                                      24,922,339.32
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.492%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                   0.22957310
    Note Pool Factor                                                                                                    0.22727814

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  99,049.38
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwi           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                0.00
     Class A-2                                                                                                                0.00
     Class A-3                                                                                                                0.00
     Class A-4                                                                                                                0.00
     Class A-5                                                                                                          626,727.20
     Class A-6                                                                                                          322,902.77
     Class B                                                                                                            132,500.00
     Class C                                                                                                            120,500.00


                                                                                                 Noteholders' Monthly
                                                                                      Beginning  Principal Distribu    Ending
                                                                                       Balance         Amount          Balance
     Class A-1                                                                               0.00              0.00           0.00
     Class A-2                                                                               0.00              0.00           0.00
     Class A-3                                                                               0.00              0.00           0.00
     Class A-4                                                                               0.00              0.00           0.00
     Class A-5                                                                      125,975,315.9      8,063,172.18 117,912,143.72
     Class A-6                                                                      64,366,000.00              0.00  64,366,000.00
     Class B                                                                        25,000,000.00              0.00  25,000,000.00
     Class C                                                                        20,000,000.00              0.00  20,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                      81,446.18
    Excess Spread Received                                                                                              -35,997.73


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                            8.88%
    Weighted Average Remaining Maturity (WAM)                                                                                  117


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                          9,410,299.98
Plus:     Trustee Fee                                                                                                     1,041.67

TOTAL WIRE TO CHASE                                                                                                   9,365,893.18

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                 45,448.47

EX-2

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:                   10-Nov-03
Determination Date:                14-Nov-03
Monthly Payment Date:              17-Nov-03
Collection Period Ending:          31-Oct-03

I.   COLLECTION ACCOUNT SUMMARY

    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                  4,396,565.30
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       42,508.10
     Current Monthly Interest Shortfall/Excess                                                                             2,019.70
     Recoup of Collection Expenses                                                                                             0.00
     Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Rese           0.00
     Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                              4,441,093.10

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                        912,203.33
     Amount of Interest Payments Received During the Collection Period                                                   910,183.63
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                              2,019.70

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
     Beginning Reserve Account Balance                                                                                11,000,002.18
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
     Reserve Account Investment Earnings                                                                                   7,722.85
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -7,722.85
     and over-collateralization amounts has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
     Total Ending Reserve Balance                                                                                     11,000,002.18

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                          910,183.63
     Scheduled Principal Payments Received                                                                             1,070,755.44
     Principal Prepayments Received                                                                                    2,415,626.23
     Total Interest and Principal Payments Received                                                                    4,396,565.30

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      54,785.04
     minus  Reasonable Expenses                                                                                           12,276.94
     Net Liquidation Proceeds                                                                                             42,508.10
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                        42,508.10

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                              0.00
     Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                              4,439,073.40
V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                             130,856,777.41
     multiplied by Servicer Fee Rate                                                                                          0.50%
     divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                  54,523.66

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67


VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                            550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    130,856,777.41
     Pool Balance as of the Current Accounting Date                                                                  127,320,973.76
     Age of Pool in Months                                                                                                       54

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                          128,239,641.86
     Aggregate Note Balance as of Current Accounting Date                                                            124,774,554.28

b)
          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         26                        562,214.27                 0.442%
     60-89 Days Delinquent          6                        480,561.28                 0.377%
     90-119 Days Delinquent         7                        274,740.10                 0.216%
     120+ Days Delinquent           0                           0.00                    0.000%
     Defaults for Current Per       3                        49,421.98                  0.039%
     Cumulative Defaults           368                     17,731,544.27                3.224%
     Cumulative Recoveries                                  9,029,358.92                1.642%

     Current Period Realized Losses
     Current Month Realized Losses                                                                                        49,421.80
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.009%
     Preceding Realized Losses                                                                                           140,939.22
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.026%
     Second Preceding Realized Losses                                                                                    104,985.55
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.019%
     Cumulative Realized Losses                                                                                        8,702,185.35
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.582%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                    0.23149263
    Note Pool Factor                                                                                                     0.22686283

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   54,523.66
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis           0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                 0.00
     Class A-2                                                                                                                 0.00
     Class A-3                                                                                                                 0.00
     Class A-4                                                                                                           103,899.47
     Class A-5                                                                                                           299,946.45
     Class B                                                                                                             190,575.00
     Class C                                                                                                             139,516.67

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu    Ending
                                                                                        Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00           0.00
     Class A-2                                                                                0.00              0.00           0.00
     Class A-3                                                                                0.00              0.00           0.00
     Class A-4                                                                       19,240,641.86      3,465,087.58  15,775,554.28
     Class A-5                                                                       53,999,000.00              0.00  53,999,000.00
     Class B                                                                         33,000,000.00              0.00  33,000,000.00
     Class C                                                                         22,000,000.00              0.00  22,000,000.00


c)  Recaptured Principal from Overcollateralization                                                                       70,716.07
    Excess Spread Received                                                                                               116,828.20


VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                             8.35%
    Weighted Average Remaining Maturity (WAM)                                                                                   137


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                           4,441,093.10
Plus:     Trustee Fee                                                                                                      1,041.67

TOTAL WIRE TO CHASE                                                                                                    4,254,590.50

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                 187,544.27



EX-3

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:                    10-Nov-03
Determination Date:                 14-Nov-03
Monthly Payment Date:               17-Nov-03
Collection Period Ending:           31-Oct-03

I.    COLLECTION ACCOUNT SUMMARY

    Total Available Funds
      Principal and Interest Payments Received (including Prepayments)                                                  4,735,600.14
      Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       76,970.94
      Current Monthly Interest Shortfall/Excess                                                                           -22,533.21
      Recoup of Collection Expenses                                                                                           608.85
      Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
      Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                               4,790,646.72

II.   SIMPLE INTEREST EXCESS OR SHORTFALLS

      Amount of Interest Payments Due During the Collection Period for Receivables                                        889,484.61
      Amount of Interest Payments Received During the Collection Period                                                   912,017.82
      for Receivables
      Amount of Current Month Simple Interest Excess/Shortfall                                                            -22,533.21

III.  CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

      Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%         2,808,982.68
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
      Beginning Reserve Account Balance                                                                                 2,808,982.68
      Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
      Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
      Reserve Account Investment Earnings                                                                                   1,972.09
      Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -1,972.09
      and over-collateralization amounts has been met)
      Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
      Total Ending Reserve Balance                                                                                      2,808,982.68

IV.   COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
      Interest Payments Received                                                                                          912,017.82
      Scheduled Principal Payments Received                                                                             1,110,930.52
      Principal Prepayments Received                                                                                    2,712,651.80
      Total Interest and Principal Payments Received                                                                    4,735,600.14

b)  Liquidation Proceeds
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      80,000.79
      minus  Reasonable Expenses                                                                                            3,029.85
      Net Liquidation Proceeds                                                                                             76,970.94
      Amount Allocable to Interest                                                                                              0.00
      Amount Allocable to Principal                                                                                        76,970.94

c)  Purchase Amount - Loans Repurchased from Trust
      Amount Allocable to Interest                                                                                              0.00
      Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                               4,812,571.08
V.    CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                              121,040,020.90
      multiplied by Servicer Fee Rate                                                                                          0.50%
      divided by Months per Year                                                                                                  12
    SERVICING FEE AMOUNT                                                                                                   50,433.34

    TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                              708.33


VI.   POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
      Initial Pool Balance                                                                                            374,531,023.45
      Pool Balance as of Preceding Accounting Date                                                                    121,040,020.90
      Pool Balance as of the Current Accounting Date                                                                  116,981,586.30
      Age of Pool in Months                                                                                                       52

a.2)Aggregate Note Balance
      Aggregate Note Balance as of Preceding Accounting Date                                                          119,829,620.69
      Aggregate Note Balance as of Current Accounting Date                                                            115,811,770.44

b)

           Current Month      Number of Loans             Principal Balance            Percentage
      30-59 Days Delinquent         32                        819,874.87                 0.588%
      60-89 Days Delinquent         10                        402,129.57                 0.152%
      90-119 Days Delinquent         8                        189,875.91                 0.214%
      120+ Days Delinquent           0                           0.00                    0.000%
      Defaults for Current Per       4                        234,852.28                 0.155%
      Cumulative Defaults           405                     14,489,469.72                3.869%
      Cumulative Recoveries                                  6,462,500.55                1.725%

     Current Period Realized Losses
      Current Month Realized Losses                                                                                       234,260.28
      Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.063%
      Preceding Realized Losses                                                                                           188,152.85
      Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.050%
      Second Preceding Realized Losses                                                                                    139,795.29
      Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.037%
      Cumulative Realized Losses                                                                                        8,026,969.17
      Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.143%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                     0.32317756
    Note Pool Factor                                                                                                      0.31994580

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    58,891.80
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwise           0.00

b)  Noteholders' Monthly Interest Distributable Amount
      Class A-1                                                                                                                 0.00
      Class A-2                                                                                                                 0.00
      Class A-3                                                                                                                 0.00
      Class A-4                                                                                                            58,429.23
      Class A-5                                                                                                           211,728.83
      Class A-6                                                                                                           314,456.13
      Class B                                                                                                              55,943.93
      Class C                                                                                                              49,440.60

                                                                                                   Noteholders' Monthly
                                                                                        Beginning  Principal Distribu    Ending
                                                                                         Balance         Amount          Balance
      Class A-1                                                                                0.00              0.00           0.00
      Class A-2                                                                                0.00              0.00           0.00
      Class A-3                                                                                0.00              0.00           0.00
      Class A-4                                                                       10,543,620.69      4,017,850.25   6,525,770.44
      Class A-5                                                                       37,585,000.00              0.00  37,585,000.00
      Class A-6                                                                       54,847,000.00              0.00  54,847,000.00
      Class B                                                                          9,363,000.00              0.00   9,363,000.00
      Class C                                                                          7,491,000.00              0.00   7,491,000.00


c)  Recaptured Principal from Overcollateralization                                                                        40,584.35
    Excess Spread Received                                                                                                -16,678.40


VIII. POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                              8.88%
    Weighted Average Remaining Maturity (WAM)                                                                                    128


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                            4,790,646.72
Plus:     Trustee Fee                                                                                                         708.33

TOTAL WIRE TO CHASE                                                                                                     4,767,449.10

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                   23,905.95



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:                   10-Nov-03
Determination Date:                14-Nov-03
Monthly Payment Date:              17-Nov-03
Collection Period Ending:          31-Oct-03

I.   COLLECTION ACCOUNT SUMMARY

    Total Available Funds
     Principal and Interest Payments Received (including Prepayments)                                                   9,320,673.99
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       344,268.73
     Current Monthly Interest Shortfall/Excess                                                                            -11,715.30
     Recoup of Collection Expenses                                                                                              0.00
     Amount of Withdrawal, if any, from Reserve Account                                                                         0.00
     Purchase Amounts for Repurchased Receivables                                                                               0.00

    TOTAL AVAILABLE FUNDS                                                                                               9,653,227.42

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                       1,937,500.14
     Amount of Interest Payments Received During the Collection Period                                                  1,949,215.44
     for Receivables
     Amount of Current Month Simple Interest Excess/Shortfall                                                             -11,715.30

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                     3,971,004.00
     Beginning Reserve Account Balance                                                                                  3,472,652.06
     Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             478,799.77
     Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)            0.00
     Reserve Account Investment Earnings                                                                                        0.00
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                 0.00
     has been met)
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)              3,951,451.83
     Total Ending Reserve Balance                                                                                       3,971,004.00

IV.  COLLECTIONS ON RECEIVABLES

a)  Interest and Principal Payments Received
     Interest Payments Received                                                                                         1,949,215.44
     Scheduled Principal Payments Received                                                                              1,881,648.19
     Principal Prepayments Received                                                                                     5,489,810.36
     Total Interest and Principal Payments Received                                                                     9,320,673.99

b)  Liquidation Proceeds
     Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      362,232.38
     minus  Reasonable Expenses                                                                                            17,963.65
     Net Liquidation Proceeds                                                                                             344,268.73
     Amount Allocable to Interest                                                                                               0.00
     Amount Allocable to Principal                                                                                        344,268.73

c)  Purchase Amount - Loans Repurchased from Trust
     Amount Allocable to Interest                                                                                               0.00
     Amount Allocable to Principal                                                                                              0.00

    TOTAL COLLECTED FUNDS                                                                                               9,664,942.72

V.   CALCULATION OF SERVICING AND TRUSTEE FEES

    Pool Balance of Receivables as of the First Day of Collection Period                                              254,603,949.33
     multiplied by Servicer Fee Rate                                                                                           0.75%
     divided by Months per Year                                                                                                   12
    SERVICING FEE AMOUNT                                                                                                  159,127.47




VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE

a)  Pool Balance
     Initial Pool Balance                                                                                             529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                     254,603,949.33
     Pool Balance as of the Current Accounting Date                                                                   246,832,701.50
     Age of Pool in Months                                                                                                        24

a.2)Aggregate Note Balance
     Aggregate Note Balance as of Preceding Accounting Date                                                           254,603,949.33
     Aggregate Note Balance as of Current Accounting Date                                                             246,832,701.50
b)

          Current Month      Number of Loans             Principal Balance            Percentage
     30-59 Days Delinquent         63                          2,189,430.62             0.887%
     60-89 Days Delinquent         10                            547,765.03             0.222%
     90-119 Days Delinquent        15                            446,884.84             0.181%
     120+ Days Delinquent           0                                  0.00             0.000%
     Defaults for Current Per      11                            399,789.28             0.162%
     Cumulative Defaults           319                        12,865,967.44             2.430%
     Cumulative Recoveries                                     4,619,976.76             0.873%

    Current Period Realized Losses
     Current Month Realized Losses                                                                                        399,789.28
     Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                         0.076%
     Preceding Realized Losses                                                                                            331,525.01
     Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                       0.063%
     Second Preceding Realized Losses                                                                                     559,253.86
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                0.113%
     Cumulative Realized Losses                                                                                         8,245,990.68
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                         1.557%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

    Total Pool Factor                                                                                                     0.46619071
    Note Pool Factor                                                                                                      0.45823480

a)  Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   159,127.47
    Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not Otherwis            0.00

b)  Noteholders' Monthly Interest Distributable Amount
     Class A-1                                                                                                                  0.00
     Class A-2                                                                                                                  0.00
     Class A-3                                                                                                            177,370.60
     Class A-4                                                                                                            448,875.00
     Class A-5                                                                                                            373,205.42
     Class B                                                                                                              106,255.75
     Class C                                                                                                               52,993.50
     Class D                                                                                                               85,352.08

                                                                                                  Noteholders' Monthly
                                                                                       Beginning  Principal Distribu     Ending
 								                                   Balance         Amount          Balance
     Class A-1                                                                                0.00              0.00            0.00
     Class A-2                                                                                0.00              0.00            0.00
     Class A-3                                                                       44,903,949.30      7,771,247.83   37,132,701.47
     Class A-4                                                                       95,000,000.00              0.00   95,000,000.00
     Class A-5                                                                       72,350,000.00              0.00   72,350,000.00
     Class B                                                                         19,830,000.00              0.00   19,830,000.00
     Class C                                                                          9,270,000.00              0.00    9,270,000.00
     Class D                                                                         13,250,000.00              0.00   13,250,000.00


c)  Excess Spread Received                                                                                                478,799.77



VIII.POOL STATISTICS

    Weighted Average Coupon (WAC)                                                                                              9.19%
    Weighted Average Remaining Maturity (WAM)                                                                                    152


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                                 9,653,227.42


TOTAL WIRE TO HSBC                                                                                                      9,653,227.42

Amount Due To Servicer                                                                                                          0.00